EXHIBIT 12.2

                           MIDAMERICAN ENERGY COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                      TWELVE MONTHS ENDED                      TWELVE MONTHS ENDED
                                                                       DECEMBER 31,1997                         DECEMBER 31,1996
                                                                 --------------------------------    ------------------------------
                                                                            Supplemental (a)                     Supplemental (a)
                                                                            ---------------------               --------------------
                                                                                            As                                As
                                                                            Adjustment   Adjusted               Adjustment  Adjusted
                                                                            ----------   --------               ----------  --------
Income from continuing operations ...........................    $125,941      $    -    $125,941    $165,132     $    -    $165,132
                                                                 --------      ------    --------    --------     ------    --------

Add (Deduct):
Total income taxes ..........................................      76,317           -      76,317     112,927          -     112,927
Interest on long-term debt ..................................      78,120       3,760      81,880      79,434      3,615      83,049
Other interest charges ......................................      10,027           -      10,027      10,842          -      10,842
Preferred stock dividends of subsidiary trust................       7,980           -       7,980         288          -         288
Interest on leases ..........................................         268           -         268         375          -         375
                                                                 --------      ------    --------    --------     ------    --------
                                                                  172,712       3,760     176,472     203,866      3,615     207,481
                                                                 --------      ------    --------    --------     ------    --------
  Earnings available for fixed charges ......................     298,653       3,760     302,413     368,998      3,615     372,613
                                                                 --------      ------    --------    --------     ------    --------
Fixed Charges:
Interest on long-term debt ..................................      78,120       3,760      81,880      79,434      3,615      83,049
Other interest charges ......................................      10,027           -      10,027      10,842          -      10,842
Preferred stock dividends of subsidiary trust................       7,980           -       7,980         288          -         288
Interest on leases ..........................................         268           -         268         375          -         375
                                                                 --------      ------    --------    --------     ------    --------
  Total fixed charges........................................      96,395       3,760     100,155      90,939      3,615      94,554

                                                                 --------      ------    --------    --------     ------    --------
Ratio of earnings to fixed charges ..........................        3.10           -        3.02        4.06          -        3.94
                                                                 ========      ======    ========    ========     ======    ========

Preferred stock dividends of subsidiary......................    $  6,488      $    -    $  6,488    $ 10,401     $    -    $ 10,401
Ratio of net income before income taxes to net income .......      1.6060           -      1.6060      1.6839          -      1.6839
                                                                 --------      ------    --------    --------     ------    --------
Preferred stock dividend requirements before income tax .....      10,420           -      10,420      17,514          -      17,514
                                                                 --------      ------    --------    --------     ------    --------
Fixed charges plus preferred stock dividend requirements ....     106,815       3,760     110,575     108,453      3,615     112,068
                                                                 --------      ------    --------    --------     ------    --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ..............        2.80           -        2.73        3.40          -        3.32
                                                                 ========      ======    ========    ========     ======    ========



Note:(a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station.

                                                                    EXHIBIT 12.2

                           MIDAMERICAN ENERGY COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (In Thousands)
                                   (Unaudited)
                                                                      TWELVE MONTHS ENDED                      TWELVE MONTHS ENDED
                                                                       DECEMBER 31,1995                         DECEMBER 31,1994
                                                                 --------------------------------    ------------------------------
                                                                            Supplemental (a)                     Supplemental (a)
                                                                            ---------------------               --------------------
                                                                                            As                                As
                                                                            Adjustment   Adjusted               Adjustment  Adjusted
                                                                            ----------   --------               ----------  --------
Income from continuing operations ...........................    $132,489      $    -   $132,489     $121,145     $    -    $121,145
                                                                 --------      ------   --------     --------     ------    --------

Add (Deduct):
Total income taxes ..........................................      84,098           -     84,098       66,759          -      66,759
Interest on long-term debt ..................................      80,133       4,595     84,728       73,922      5,428      79,350
Other interest charges ......................................       9,396           -      9,396        6,639          -       6,639
Preferred stock dividends of subsidiary trust................           -           -          -            -          -           -
Interest on leases ..........................................       1,088           -      1,088        1,211          -       1,211
                                                                 --------      ------    -------     --------     ------    --------
                                                                  174,715       4,595    179,310      148,531      5,428     153,959
                                                                 --------      ------    -------     --------     ------    --------
  Earnings available for fixed charges ......................     307,204       4,595    311,799      269,676      5,428     275,104
                                                                 --------      ------    -------     --------     ------    --------
Fixed Charges:
Interest on long-term debt ..................................      80,133       4,595     84,728       73,922      5,428      79,350
Other interest charges ......................................       9,396           -      9,396        6,639          -       6,639
Preferred stock dividends of subsidiary trust................           -           -          -            -          -           -
Interest on leases ..........................................       1,088           -      1,088        1,211          -       1,211
                                                                 --------      ------    -------     --------     ------    --------
  Total fixed charges                                              90,617       4,595     95,212       81,772      5,428      87,200
                                                                 --------      ------    -------     --------     ------    --------

Ratio of earnings to fixed charges ..........................        3.39           -       3.27         3.30          -        3.15
                                                                 ========      ======    =======     ========     ======    ========

Preferred stock dividends of subsidiary......................    $  8,059      $    -    $ 8,059     $ 10,551     $    -    $ 10,551
Ratio of net income before income taxes to net income .......      1.6348           -     1.6348       1.5511          -      1.5511
                                                                 --------      ------    -------     --------     ------    --------
Preferred stock dividend requirements before income tax .....      13,175           -     13,175       16,366          -      16,366
                                                                 --------      ------    -------     --------     ------    --------
Fixed charges plus preferred stock dividend requirements ....     103,792       4,595    108,387       98,138      5,428     103,566
                                                                 --------      ------    -------     --------     ------    --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ..............        2.96           -       2.88         2.75          -        2.66
                                                                 ========      ======    =======     ========     ======    ========




Note: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station

                                                                    EXHIBIT 12.2

                           MIDAMERICAN ENERGY COMPANY
               COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
             AND COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
                   PLUS PREFERRED STOCK DIVIDEND REQUIREMENTS
                                 (In Thousands)
                                   (Unaudited)
                                                                      TWELVE MONTHS ENDED                      TWELVE MONTHS ENDED
                                                                       DECEMBER 31,1993                         DECEMBER 31,1992
                                                                 --------------------------------    ------------------------------
                                                                            Supplemental (a)                     Supplemental (a)
                                                                            ---------------------               --------------------
                                                                                            As                                As
                                                                            Adjustment   Adjusted               Adjustment  Adjusted
                                                                            ----------   --------               ----------  --------
Income from continuing operations ...........................    $133,888      $    -    $133,888     $ 86,713    $    -    $ 86,713
                                                                 --------      ------    --------     --------    ------    --------

Add (Deduct):
Total income taxes ..........................................      75,917           -      75,917       39,144         -      39,144
Interest on long-term debt ..................................      80,642       5,678      86,320       87,233     7,391      94,624
Other interest charges ......................................       5,068           -       5,068        4,373         -       4,373
Preferred stock dividends of subsidiary trust................           -           -           -            -         -           -
Interest on leases ..........................................       1,876           -       1,876        2,386         -       2,386
                                                                 --------      ------     -------     --------     -----    --------
                                                                  163,503       5,678     169,181      133,136     7,391     140,527
                                                                 --------      ------     -------     --------     -----    --------
  Earnings available for fixed charges ......................     297,391       5,678     303,069      219,849     7,391     227,240
                                                                 --------      ------     -------     --------     -----    --------
Fixed Charges:
Interest on long-term debt ..................................      80,642       5,678      86,320       87,233     7,391      94,624
Other interest charges ......................................       5,068           -       5,068        4,373         -       4,373
Preferred stock dividends of subsidiary trust................           -           -           -            -         -           -
Interest on leases ..........................................       1,876           -       1,876        2,386         -       2,386
                                                                 --------      ------     -------     --------     -----    --------
  Total fixed charges                                              87,586       5,678      93,264       93,992     7,391     101,383
                                                                 --------      ------     -------     --------     -----    --------

Ratio of earnings to fixed charges ..........................        3.40           -        3.25         2.34         -        2.24
                                                                 ========      ======     =======     ========     =====    ========

Preferred stock dividends of subsidiary......................    $  8,367      $    -     $ 8,367     $  8,735    $    -    $  8,735
Ratio of net income before income taxes to net income .......      1.5670           -      1.5670       1.4514         -      1.4514
                                                                 --------      ------     -------     --------    ------    --------
Preferred stock dividend requirements before income tax .....      13,111           -      13,111       12,678         -      12,678
                                                                 --------      ------     -------     --------    ------    --------
Fixed charges plus preferred stock dividend requirements ....     100,697       5,678     106,375      106,670     7,391     114,061
                                                                 --------      ------     -------     --------    ------    --------

Ratio of earnings to fixed charges plus preferred stock
  dividend requirements (pre-income tax basis) ..............        2.95           -        2.85         2.06         -       1.99
                                                                 ========      ======     =======     ========     =====    ========




Note: (a) Amounts in the supplemental columns are to reflect the Company's portion of the net interest component of payments to Nebraska Public Power District under a long-term purchase agreement for one-half of the plant capacity from Cooper Nuclear Station